UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 1, 2023

Taylor Morrison Home Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35873	83-2026677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4900 N. Scottsdale Road, Suite 2000

Scottsdale, Arizona 85251

(Address of principal executive offices and zip code)

(480) 840-8100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Name of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	TMHC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 1, 2023, the Board of Directors of Taylor Morrison Home Corporation (the “Company”) approved an amendment and restatement of the Company’s by-laws (the “By-laws”) to, among other things, principally add procedural and informational requirements for shareholders that intend to use Rule 14a-19 (the “Universal Proxy Rule”) of the Securities Exchange Act of 1934, as amended. Such requirements include, without limitation, requiring a nominating shareholder to represent whether it intends to solicit proxies in accordance with the Universal Proxy Rule and to provide reasonable evidence that it has satisfied the Universal Proxy Rule, along with background information and disclosures. The By-laws also reflect updates to the provisions relating to adjournment procedures and lists of stockholders entitled to vote at stockholder meetings, in each case, to reflect recent amendments to the Delaware General Corporation Law, as well as other administrative and conforming changes.

The foregoing summary is qualified in its entirety by reference to the complete text of the By-laws, filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated in this Item 5.03 by reference. In addition, a marked copy of the By-laws showing all amendments effective as of March 1, 2023 is attached as Exhibit 3.2.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated By-laws of the Company, effective as of March 1, 2023

3.2	Amended and Restated By-laws of the Company, marked to show amendments effective as of March 1, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Taylor Morrison Home Corporation

By:	/s/ Darrell C. Sherman
Name:	Darrell C. Sherman
Title:	Executive Vice President, Chief Legal Officer and Secretary

Date: March 7, 2023